UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_____________________

Date of Report (Date of earliest event reported): May 16, 2006

First Financial Corporation
(Exact name of registrant as specified in its charter)

Texas	0-5559	74-1502313
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Washington Avenue, Waco, Texas		76701
(Address of principal executive offices)		(Zip Code)

(254) 757-2424
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement

On May 16, 2006, First Financial Corporation (the "Company") and its wholly owned subsidiary, First Preference Mortgage Corp. ("FPMC"), agreed to and consummated the transactions described below (the "Transactions") with respect to their secured debt which, immediately prior to the Transactions, consisted of the following obligations:

  Real Estate Lien Note ("Note 1") dated July 1, 2004, made by FPMC, guaranteed by the Company, secured by a first-ranking lien and security interest in 78.471 acres of unimproved real estate owned by FPMC on Highway 77 in McLennan County, Texas (the "Highway 77 Property") and held by Bluebonnet Investments, Ltd., a Texas limited partnership ("BIL").  Prior to the Transactions, the principal and interest due on Note 1 were $634,373.17 and $1,768.42, respectively.
  Promissory Note ("Note 2") dated December 13, 2005, made by the Company, held by BIL and secured by a second-ranking lien and security interest in the Highway 77 Property.  Prior to the Transactions, the principal and interest due on Note 2 were $350,000 and $1,682.88, respectively.
  Promissory Note ("Note 3") dated December 13, 2005, made by the Company, held by JRPM Investments, Ltd., a Texas limited partnership ("JRPM") and secured by, among other things, a third-ranking lien and security interest in the Highway 77 Property and a pledge of all of the outstanding shares of FPMC, Shelter Resources, Inc. ("SRI"), First Advisory Services, Inc. ("FAS"), each a wholly-owned subsidiary of the Company, and all of the outstanding shares of First Preference Properties, Inc. ("FPP"), a wholly-owned subsidiary of FPMC. Note 3 was convertible at the election of the holder into shares of Company common stock ("Common Stock") at a conversion price equal to the greater of $2.50 per share or the book value per share as of the date of conversion. Prior to the Transactions, the principal and interest due on Note 3 were $350,000 and $1,682.88, respectively.
  Promissory Note ("Note 4") dated December 13, 2005, made by the Company, held by JRPM, and secured by, among other things, a fourth-ranking lien and security interest in the Highway 77 property and a pledge of all of the outstanding shares of FPMC, SRI, FAS and FPP.  Note 4 was convertible at the election of the holder into 326,472 shares of Common Stock at a conversion price of $1.5315249 per share. Prior to the Transactions, the principal and interest due on Note 4 were $500,000 and $2,404.11, respectively.

David W. Mann, the president, chief executive officer and chief financial officer of the Company, is a general and limited partner of JRPM. RAM Investors, Inc., a corporation of which Mr. Mann is the sole owner, is the other general partner of JRPM.  The sole general partner of BIL is Bluebonnet Enterprises, Inc., a corporation of which Mr. Mann is the president and which is owned by a trust established for the benefit of Mr. Mann.

All of the following Transactions occurred effective as of May 16, 2006:

  On Note 1, FPMC paid to BIL $21,373.17 of principal and $1,768.42 of interest, reducing the balance due on Note 1 to $613,000.

  On Note 2 FFC paid to BIL interest in the amount of $1,682.88, reducing the balance due on Note 2 to $350,000.

  On Note 3 FFC paid to JRPM interest in the amount of $1,682.88 reducing the balance due on Note 3 to $350,000.

  On Note 4 FFC paid to JRPM interest in the amount of $2,404.11, reducing the balance due on Note 4 to $500,000.

  JRPM and the Company agreed to the cancellation of all conversion rights under Note 3; thereafter, JRPM assigned to BIL its rights with respect to principal in the amount of $287,000 under Note 3 and cancelled its third- and fourth-ranking lien and security interest in the Highway 77 Property securing Note 3 and Note 4, in exchange for which assignment and cancellation of liens, BIL transferred to JRPM cash and other assets having a value of $287,000.

  In full payment and satisfaction of the amounts owed on Note 1 ($613,000) and Note 2 ($350,000) and that portion of the principal amount of Note 3 held by BIL ($287,000), which amounts aggregated $1,250,000, BIL accepted full ownership of the Highway 77 Property from FPMC.

  In full payment and satisfaction of the remaining balance payable on Note 3 ($63,000) and in payment and satisfaction of principal in the amount of $150,000 of Note 4, JRPM accepted all of the outstanding shares of SRI and FPP from the Company and FPMC, respectively, leaving a remaining principal balance due on Note 4 of $350,000.

  JRPM agreed to convert the $350,000 remaining principal balance due on Note 4 on or before December 31, 2006 at the conversion price specified in Note 4, for which JRPM will receive 228,530 shares of Common Stock.

As a result of the foregoing Transactions, all of the secured debt of the Company and FPMC had been paid and satisfied, with the exception of a principal balance due on Note 4 in the amount of $350,000, all of which JRPM agreed to convert to equity no later than December 31, 2006.  The credit against the four secured notes that the Company and FPMC received in the Transactions (apart from the conversion of and interest forgiveness on Note 4) was an aggregate of $1,491,911.46, of which $28,911.46 was paid in cash and  $1,463,000 was the aggregate value attributed to the Highway 77 Property and to the outstanding shares of SRI and FPP.

All of the Transactions were negotiated on behalf of the Company by a committee (the "Committee") consisting of its directors other than David W. Mann; that is, Dr. Raymond Parker, who served as chairman of the Committee, Mr. James Motheral, Mr. Walter J. Rusek and Mr. Joe Walker. None of the directors constituting the Committee has any interest in or position with BIL or JRPM. In the negotiations with respect to the Transactions, the Committee was represented by legal counsel of its own selection. In these negotiations, the Highway 77 Property was evaluated on the basis of an independent appraisal and indications of interest in the property from a prospective buyer, as a result of which the value of the property was determined to be $1,250,000.  Each of SRI and FPP holds a parcel of real estate in Waco, Texas as its only significant asset. Neither SRI nor FPP has any operations. In the negotiations, each of SRI and FPP were evaluated on the basis of its net stockholders' equity, with its real estate asset evaluated on the basis of an independent appraisal and discounted by 31% to reflect estimated sales commissions and closing costs related to the sale of the property and estimated carrying costs of the property prior to any such sale. As a result, SRI and FPP were evaluated at $213,000 in the aggregate.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST FINANCIAL CORPORATION

By:              /s/David W. Mann
                       David W. Mann
                       President
                       and Chief Executive Officer

Date: May 22, 2006